UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2008

Date of reporting period: September 1, 2007— February 29, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Income Securities Fund

2|29|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Income
Securities Fund

2| 29| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leaders	7
Performance in depth	12
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	22
Financial statements	23
Shareholder meeting results	50

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In 2008, financial markets and the economy face many challenges. The credit crisis that began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a severe tightening of credit conditions. Growth has been curtailed as a result, and markets have reacted by sending stock prices lower. In the United States, the economy has weakened considerably, with many predicting that we are now in a recession, or will be soon. The good news is that policymakers are taking decisive action to counter these developments: The Federal Reserve Board has cut interest rates and added liquidity to the credit markets. In February, federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan, which will deliver tax rebate checks to tens of millions of Americans.

Still, as investors it is natural to feel discouraged. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. If recent history is any indication, recessions in the United States are short-lived compared to economic expansions. Since 1960, the economy has experienced seven recessions lasting an average of 11 months, versus 64 months for the average expansion.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our existing investors for your continued confidence in Putnam. We note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

Putnam High Income Securities Fund: Opportunities
from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the bond for a fixed number of shares of stock of the issuer. Convertible securities pay interest like most bonds, although frequently at a lower rate, and the amount of interest does not change as the underlying stock’s price increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed industries such as airlines, autos, and utilities.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio team then constructs a portfolio that it believes offers the best return potential without undue risk.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s potential turnaround despite present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell it at a higher premium assuming the situation is corrected and the price of the security recovers.

Putnam High Income Securities Fund has held convertible
securities from a variety of sectors and industries.

Performance snapshot

Putnam High Income
Securities Fund

Average annual total return (%) comparison as of 2/29/08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92. The JPMorgan Developed High Yield Index began operations on 12/31/94.

† Returns for the six-month period are not annualized, but cumulative.

The period in review

How did the fund perform for the period, Dave?

Amid a difficult market environment, the fund performed well on a relative basis, outperforming its primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, by a significant margin. Specifically, the benchmark returned –4.16%, while the fund returned –1.72% . The fund also outperformed the –3.72% average return registered by its Lipper peer group, Convertible Securities Funds (closed-end). All in all, the fund held up quite well during a challenging period for equity markets and for the credit-sensitive areas of the fixed-income market.

What were the major factors that made the market environment challenging?

The major factor affecting the market environment was the contagion that began in the subprime mortgage-loan market and then spread to the high-yield market and beyond. The actual credit

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/08. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16.

problems that spawned the contagion were in the mortgage market, not the high-yield convertible and bond markets. However, as market participants reassessed the risk exposures in their portfolios, the yields on any type of fixed-income security that carried credit risk rose as prices declined. Investors moved away en masse from risk to what they perceived to be more liquid and/or safe securities, such as U.S. Treasuries and other government bonds.

Rob, were there any factors specific to the high-yield bond market, separate from high-yield convertibles?

Yes. In the high-yield bond arena, supply-and-demand disruptions were an additional factor that weighed on the market. There was a considerable backlog of securities issued to finance leveraged buyouts and other mergers and acquisitions. Banks were left holding these securities when the market for riskier debt securities dried up.

Dave, to what do you attribute the fund’s relative outperformance?

It was attributable to a combination of good security selection and the structural differences that often exist between high-yielding convertible securities and low-quality securities. In other words, there are high-yield convertibles available that carry investment-grade credit ratings.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 2/29/08. A bond rated Baa/BBB or higher is considered investment grade. Ratings will vary over time.

What were some of the individual companies that added to results?

One of the top overall contributors to performance was an out-of-benchmark position in Vale Capital, Ltd., the financial holding company for Brazil-based Companhia Vale do Rio Doce, the world’s largest iron ore miner. This security offered a very high yield, but it was issued on behalf of an investment-grade company. At the same time, another top contributor to results was an overweight position in International Coal Group, which was a high-yield, below investment-grade issue. Similar to most of the issuers in the fund’s primary benchmark, International Coal’s convertibles carry a relatively low credit rating. However, because we manage the fund in a flexible way relative to the benchmark, we can find attractive opportunities among issuers with higher credit quality outside of the benchmark. So, during this period, the fund benefited from good security selection both within and outside the benchmark.

What other positions helped the fund’s returns?

Semiconductor manufacturer Advanced Micro Devices (AMD) contributed positively to results among the fund’s convertible holdings. AMD was an atypical investment for the fund because, normally, convertible bonds issued by the company don’t meet our yield parameters. However, as investors perceived an intensified competitive

Portfolio composition comparison*

This chart shows how the fund’s weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

* Excludes short-term investments held as collateral for loaned securities.

threat to AMD from market leader Intel, the prices of AMD’s common stock and convertible bonds plummeted during November and December. This price action drove the yields on the convertibles sharply higher and brought them onto our radar screen. Another standout was McMoRan Exploration, a company that is engaged in exploration, development, and production of oil and natural gas, both offshore in the Gulf of Mexico and onshore in the Gulf Coast area. Lastly, bottle and container manufacturer Owens Illinois helped the fund’s returns. The company’s convertibles performed well as a result of solid earnings and improved operating profit margins.

Which holdings were the main detractors from performance?

Reflecting weakness among consumer cyclical stocks generally and the stock of retailers specifically, the convertibles issued by Retail Ventures — which controls DSW Shoe Warehouse —performed poorly. Edge Petroleum, which is focused on exploration and production in the natural gas industry, fell short of expectations for developing new reserves and was another significant detractor. However, toward the end of the period, the company announced that it was investigating strategic alternatives, including the possible sale of the company, which provided a boost to our convertible preferred stock position. Lastly, Washington Mutual, the largest U.S.-based savings-and-loan company, saw prices for its common stock and convertibles decline as it suffered losses in its home-loan portfolio and dealt with rising credit-card defaults.

What’s the team’s outlook, Dave?

Uncertain and volatile market environments, such as the one we experienced during this period, create challenges for high-yield investors, but challenges also bring opportunities. For example, the problems that have gripped the financials sector have led banks such as Citigroup and Bank of America to issue high-yield convertibles to raise their capital levels. Because these are investment-grade companies that we believe have sustainable franchise value, we concluded that the risk-return trade-off was compelling and added or increased our investments in these and other bank-issued convertibles. Also, since many of these investment-grade issuers are not in the fund’s primary benchmark, at period’s end, the fund had a substantial overweight position in financial holdings versus the benchmark. While we can’t predict the future, we believe that at some point, financial stocks will rebound, which may provide a significant tailwind to our high-yield convertible holdings. In the meantime, we are, in effect, being paid well in the form of substantial yields to wait for the stocks of major money center banks and other high-quality financial companies to recover. That being said, we are proceeding with caution because, in the current environment, even seemingly safe investments can decline sharply.

Rob, do you have some concluding thoughts regarding the high-yield bond portion of the fund?

On the high-yield bond side of the portfolio, while default rates remain extremely low, it will take time for the market to work off the supply overhang that was created by heavy leveraged buyout issuance. As with high-yield convertibles, we will look to add to the fund’s high-yield bond holdings when we find what we believe are attractive opportunities, while maintaining our risk management discipline.

Thank you, gentlemen, for your time and insight today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

I N V E S T M E N T   I N S I G H T

The subprime mortgage financial crisis started in the United States during the fall of 2006, and became a global financial crisis by July 2007. Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but as interest rates rose in early 2007, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world, most recently with the announced acquisition of Bear Stearns Cos. by JPMorgan Chase &Co. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

Your fund’s performance

This section shows your fund’s performance, price and distribution information for periods ended February 29, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 2/29/08

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.79%	8.88%

10 years	103.17	64.34
Annual average	7.35	5.09

5 years	78.13	61.22
Annual average	12.24	10.02

3 years	21.26	21.74
Annual average	6.64	6.78

1 year	–0.94	–3.10

6 months	–1.72	–1.79

Performance assumes reinvestment of distributions and does not account for taxes.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.65%	8.64%

10 years	96.56	57.95
Annual average	6.99	4.68

5 years	73.40	53.43
Annual average	11.64	8.94

3 years	22.06	23.15
Annual average	6.87	7.19

1 year	–3.35	–8.31

6 months	–5.98	–8.13

Comparative index returns

For periods ended 2/29/08

	Merrill Lynch		Lipper Convertible
	All-Convertibles	JPMorgan	Securities Funds
	Speculative	Developed High	(closed-end)
	Quality Index	Yield Index	category average‡

Annual average
(life of fund)	—*	—†	9.06%

10 years	94.19%	66.43%	69.42
Annual average	6.86	5.23	5.38

5 years	80.83	55.68	55.44
Annual average	12.58	9.26	9.15

3 years	20.21	12.91	17.29
Annual average	6.33	4.13	5.45

1 year	-2.95	-2.66	-1.62

6 months	–4.16	-1.54	-3.72

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92.

† The JPMorgan Developed High Yield Index began operations on 12/31/94.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/08, there were 12, 11, 10, 6, 5, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/29/08

Distributions

Number	6

Income	$0.2754

Capital gains	—

Total	$0.2754

Share value:	NAV	Market price

8/31/07	$9.15	$8.24

2/29/08	8.69	7.82

Current yield (end of period)
Current dividend rate*	6.34%	7.04%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Large Cap Value and Fixed-Income High-Yield teams. David King and Robert Salvin are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large Cap Value and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 29, 2008, and February 28, 2007.

Trustee and Putnam employee fund ownership

As of February 29, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$834,000	$ 88,000,000

Putnam employees	$ 35,000	$672,000,000

Other Putnam funds managed by the Portfolio Leaders

David King is also a Portfolio Leader of Putnam New Value Fund and Putnam Convertible Income-Growth Trust. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Member of Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Floating Rate Income Fund, and Putnam Convertible Income-Growth Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 1st percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

10th	46th	17th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 10, 10 and 5 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Convertible Securities Funds (closed-end) category for the one-, five- and ten-year periods ended March 31, 2008 were 50%, 25% and 17%, respectively. Over the one-, five- and ten-year periods ended March 31, 2008, the fund ranked 6th out of 11, 2nd out of 7 and 1st out of 5, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/29/08 (Unaudited)

CORPORATE BONDS AND NOTES (38.6%)*

		Principal amount	Value

Basic Materials (3.3%)
AK Steel Corp. company guaranty 7 3/4s, 2012		$305,000	$307,256
Aleris International, Inc. company guaranty 10s, 2016		180,000	123,525
Aleris International, Inc. company guaranty 9s, 2014 ‡‡		160,000	119,200
Algoma Acquisition Corp. 144A unsec. notes 9 7/8s,
2015 (Canada)		80,000	64,400
ARCO Chemical Co. debs. 10 1/4s, 2010		220,000	223,300
Builders FirstSource, Inc. company guaranty sr. sec.
FRN 7.315s, 2012		150,000	109,500
Century Aluminum Co. company guaranty 7 1/2s, 2014		80,000	76,000
Clondalkin Acquisition BV 144A company
guaranty sr. sec. notes FRN 6.991s, 2013 (Netherlands)		75,000	61,594
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada)		280,000	275,800
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017		450,000	475,313
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015		225,000	236,531
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes FRN 8.394s, 2015		80,000	76,800
Georgia-Pacific Corp. debs. 9 1/2s, 2011		345,000	349,313
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		270,000	283,500
Hercules, Inc. company guaranty 6 3/4s, 2029		315,000	292,950
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		165,000	170,775
Huntsman, LLC company guaranty 11 5/8s, 2010		2,000	2,120
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		49,000	45,693
Metals USA, Inc. sec. notes 11 1/8s, 2015		340,000	335,750
Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		320,000	286,400
NewPage Corp. company guaranty 10s, 2012		105,000	105,263
NewPage Corp. sec. notes 10s, 2012		135,000	135,338
NewPage Holding Corp. sr. notes FRN 11.818s, 2013 ‡‡		54,534	45,536
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		170,000	142,375
Novelis, Inc. company guaranty 7 1/4s, 2015		155,000	139,500
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	245,000	332,148
Smurfit-Stone Container Enterprises, Inc. sr. unsec.
unsub. notes 8s, 2017		$140,000	123,900
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		305,000	298,138
Tube City IMS Corp. company guaranty 9 3/4s, 2015		160,000	141,200
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		3,000	3,098
Verso Paper Holdings, LLC/ Verso Paper, Inc. company
guaranty 11 3/8s, 2016		90,000	81,450
			5,463,666

CORPORATE BONDS AND NOTES (38.6%)* continued

		Principal amount	Value

Capital Goods (3.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		$165,000	$161,288
Allied Waste North America, Inc. sec. notes 6 1/2s, 2010		85,000	83,938
Allied Waste North America, Inc. sec. notes Ser. B, 5 3/4s, 2011		30,000	29,250
Baldor Electric Co. company guaranty 8 5/8s, 2017		80,000	78,400
BBC Holding Corp. sr. notes 8 7/8s, 2014		215,000	189,738
Blount, Inc. sr. sub. notes 8 7/8s, 2012		155,000	150,738
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada)		150,000	154,125
Bombardier, Inc. 144A sr. unsec. notes FRN 7.465s,
2013 (Canada)	EUR	115,000	167,785
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		$255,000	258,188
General Cable Corp. company guaranty sr. unsec.
notes FRN 7.104s, 2015		190,000	163,400
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015		160,000	152,600
Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		155,000	153,838
Hawker Beechcraft Acquisition Co., LLC sr. unsec.
notes 8 7/8s, 2015 ‡‡		200,000	204,000
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		350,000	336,875
L-3 Communications Corp. company guaranty 7 5/8s, 2012		100,000	102,500
L-3 Communications Corp. company guaranty 6 1/8s, 2013		110,000	108,900
L-3 Communications Corp. company guaranty Ser. B, 6 3/8s, 2015		215,000	213,388
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		50,000	48,625
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		395,000	440,182
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		200,000	194,500
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		225,000	168,750
Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	100,000	138,229
Owens-Illinois, Inc. debs. 7 1/2s, 2010		$55,000	56,238
RBS Global, Inc. / Rexnord Corp. company guaranty
9 1/2s, 2014		375,000	337,500
Ryerson Tull, Inc. 144A sec. notes 12s, 2015		60,000	56,400
SPX Corp. sr. notes 7 5/8s, 2014		80,000	82,400
TD Funding Corp. company guaranty 7 3/4s, 2014		290,000	288,550
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012		320,000	335,200
Terex Corp. company guaranty 7 3/8s, 2014		215,000	213,388
Terex Corp. sr. sub. notes 8s, 2017		40,000	40,000
Titan International, Inc. company guaranty 8s, 2012		395,000	381,175
WCA Waste Corp. company guaranty 9 1/4s, 2014		190,000	189,050
			5,679,138

Communication Services (3.2%)
American Tower Corp. 144A sr. notes 7s, 2017		280,000	279,300
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		90,000	90,900
Centennial Cellular Operating Co., LLC sr. unsec.
notes 8 1/8s, 2014		50,000	47,250
Centennial Communications Corp. sr. notes 10s, 2013		145,000	139,925

CORPORATE BONDS AND NOTES (38.6%)* continued

	Principal amount	Value

Communication Services continued
Centennial Communications Corp. sr. unsec. notes FRN
10.479s, 2013	$40,000	$36,800
Citizens Communications Co. notes 9 1/4s, 2011	160,000	168,400
Cricket Communications, Inc. company guaranty 9 3/8s, 2014	335,000	298,150
Digicel Group, Ltd. 144A sr. notes 8 7/8s, 2015 (Jamaica)	160,000	140,000
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)	165,000	165,825
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††	240,000	232,200
Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	430,000	432,150
Intelsat Intermediate Holding Co., Ltd. company
guaranty stepped-coupon zero % (9 1/4s, 2/1/10),
2015 (Bermuda) ††	70,000	58,625
iPCS, Inc. company guaranty sr. sec. notes FRN 5.364s, 2013	75,000	60,000
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	200,000	162,000
Level 3 Financing, Inc. company guaranty 8 3/4s, 2017	115,000	87,113
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	370,000	325,600
PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	190,000	176,225
PanAmSat Corp. company guaranty 9s, 2014	245,000	245,000
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	215,000	209,088
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	65,000	58,500
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	315,000	328,781
Qwest Corp. sr. unsec. notes 7 1/2s, 2014	90,000	89,100
Rural Cellular Corp. sr. unsec. notes 9 7/8s, 2010	150,000	154,125
Rural Cellular Corp. sr. unsec. sub. FRN 8.989s, 2012	50,000	50,500
Rural Cellular Corp. sr. unsec. sub. notes FRN 8.124s, 2013	105,000	105,525
Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013	345,000	329,475
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	190,000	190,000
West Corp. company guaranty 9 1/2s, 2014	95,000	83,125
Windstream Corp. company guaranty 8 5/8s, 2016	295,000	300,163
Windstream Corp. company guaranty 8 1/8s, 2013	155,000	154,613
		5,198,458

Consumer Cyclicals (6.7%)
Allison Transmission 144A company guaranty 11s, 2015	80,000	68,400
American Media, Inc. company guaranty 8 7/8s, 2011	40,000	27,300
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	295,000	202,075
American Media, Inc. company guaranty sr. unsec.
sub. notes 8 7/8s, 2011	1,454	992
American Media, Inc. 144A company
guaranty sr. unsec. sub. notes 10 1/4s, 2009	10,726	7,347
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	105,000	90,825
Associated Materials, Inc. company guaranty 9 3/4s, 2012	300,000	297,000
Autonation, Inc. company guaranty 7s, 2014	40,000	36,400
Autonation, Inc. company guaranty sr. unsec.
notes FRN 6.258s, 2013	60,000	49,200

CORPORATE BONDS AND NOTES (38.6%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	$140,000	$93,800
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	25,000	23,063
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	210,000	171,150
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	290,000	239,250
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	100,000	72,000
Dex Media, Inc. notes 8s, 2013	55,000	39,050
FelCor Lodging LP company guaranty 8 1/2s, 2011 (R)	100,000	100,250
Ford Motor Co. notes 7.45s, 2031	185,000	126,263
Ford Motor Credit Co., LLC notes 7 7/8s, 2010	470,000	433,141
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	550,000	507,220
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010	179,000	166,528
Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	105,000	99,568
General Motors Corp. debs. 9.4s, 2021	45,000	39,263
General Motors Corp. sr. unsec. unsub. notes 7.2s, 2011	770,000	696,850
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	270,000	284,175
Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 8.204s, 2014	340,000	299,200
Harry & David Holdings, Inc. company guaranty 9s, 2013	115,000	101,200
Harry & David Holdings, Inc. company
guaranty sr. unsec. notes FRN 10.124s, 2012	40,000	37,200
Host Marriott LP sr. notes 7 1/8s, 2013 (R)	120,000	118,200
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	245,000	238,875
Jostens IH Corp. company guaranty 7 5/8s, 2012	415,000	400,475
K. Hovnanian Enterprises, Inc. sr. notes 8 5/8s, 2017	15,000	11,925
Lamar Media Corp. company guaranty 7 1/4s, 2013	130,000	125,775
Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015	80,000	73,600
Lear Corp. company guaranty 8 1/2s, 2013	190,000	171,475
Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	303,000	300,728
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	145,000	138,113
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015	295,000	262,550
Meritage Homes Corp. company guaranty 6 1/4s, 2015	175,000	131,250
Meritage Homes Corp. sr. notes 7s, 2014	35,000	26,250
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	95,000	98,206
MGM Mirage, Inc. company guaranty 6 3/4s, 2013	155,000	145,700
MGM Mirage, Inc. company guaranty 6s, 2009	280,000	278,600
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,880
Michaels Stores, Inc. company guaranty 11 3/8s, 2016	315,000	260,663
Michaels Stores, Inc. company guaranty 10s, 2014	70,000	61,163
Neiman-Marcus Group, Inc. company guaranty 9s, 2015	475,000	472,625
NTK Holdings, Inc. sr. disc. notes zero %, 2014	225,000	119,250
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	100,000	96,000
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	245,000	232,750
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	200,000	154,000
Quebecor Media sr. unsec. notes 7 3/4s, 2016 (Canada)	70,000	64,225
Reader’s Digest Association, Inc. (The) 144A
sr. sub. notes 9s, 2017	355,000	255,600
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	25,000	22,750

CORPORATE BONDS AND NOTES (38.6%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Seminole Hard Rock Entertainment, Inc. 144A sr. sec.
notes FRN 7.491s, 2014	$315,000	$242,550
Standard Pacific Corp. sr. unsec. notes 6 1/2s, 2008	155,000	146,475
Station Casinos, Inc. sr. notes 6s, 2012	259,000	218,855
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	90,000	88,200
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	93,000	98,696
Tenneco, Inc. 144A sr. unsec. notes 8 1/8s, 2015	35,000	35,088
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	185,000	143,375
Tropicana Entertainment, LLC sr. sub. notes 9 5/8s, 2014	140,000	67,200
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	464,000	322,480
UCI Holdco, Inc. sr. unsec. notes FRN 12.491s, 2013 ‡‡	225,694	199,739
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	446,000	156,100
Vertis, Inc. 144A unsec. sub. notes 13 1/2s, 2009	70,000	9,100
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge.
6 5/8s, 2014	380,000	364,800
Yankee Acquisition Corp. company guaranty Ser. B, 8 1/2s, 2015	325,000	271,375
		10,935,371

Consumer Staples (5.5%)
Adelphia Communications Corp. escrow zero %, 2009	235,000	17,331
Adelphia Communications Corp. escrow bonds zero %, 2010	20,000	1,500
Affinion Group, Inc. company guaranty 11 1/2s, 2015	135,000	124,200
Affinion Group, Inc. company guaranty 10 1/8s, 2013	335,000	328,300
Affinity Group, Inc. sr. sub. notes 9s, 2012	360,000	324,000
AMC Entertainment, Inc. company guaranty 11s, 2016	217,000	203,980
Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014	225,000	200,250
Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	150,000	125,250
Avis Budget Car Rental, LLC company guaranty 7 5/8s, 2014	100,000	87,000
Buffets, Inc. company guaranty 12 1/2s, 2014 (In default) †	110,000	2,750
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	100,000	96,250
CCH I, LLC sec. notes 11s, 2015	422,000	293,290
CCH II, LLC sr. unsec. notes 10 1/4s, 2010	350,000	320,250
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	505,000	458,288
Chiquita Brands International, Inc. sr. unsec. unsub. notes
8 7/8s, 2015	30,000	26,925
Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	380,000	330,600
Church & Dwight Co., Inc. company guaranty 6s, 2012	130,000	125,775
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	165,000	150,150
CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009	3,000	3,053
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	205,000	197,825
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	90,000	89,438
Dean Foods Co. company guaranty 7s, 2016	125,000	109,375
Del Monte Corp. company guaranty 6 3/4s, 2015	105,000	99,750
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	270,000	274,050
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	330,000	306,075
Echostar DBS Corp. company guaranty 7s, 2013	155,000	152,675
Echostar DBS Corp. company guaranty 6 5/8s, 2014	30,000	28,875
Echostar DBS Corp. sr. notes 6 3/8s, 2011	570,000	561,450

CORPORATE BONDS AND NOTES (38.6%)* continued

	Principal amount	Value

Consumer Staples continued
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	$155,000	$148,800
Hertz Corp. company guaranty 8 7/8s, 2014	290,000	276,225
Idearc, Inc. company guaranty 8s, 2016	535,000	315,650
Ion Media Networks, Inc. 144A sr. sec. notes 10.508s, 2013	95,000	73,269
Ion Media Networks, Inc. 144A sr. sec. notes 7.508s, 2012	120,000	99,600
Jarden Corp. company guaranty 7 1/2s, 2017	280,000	245,350
Marquee Holdings, Inc. sr. disc. notes 12s, 2014	185,000	135,050
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	200,000	193,000
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††	345,000	219,075
Pinnacle Foods Finance LLC sr. sub. notes 10 5/8s, 2017	100,000	77,750
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	387,000	383,130
R.H. Donnelley Corp. sr. disc. notes Ser. A-1, 6 7/8s, 2013	40,000	23,600
R.H. Donnelley Corp. sr. disc. notes Ser. A-2, 6 7/8s, 2013	145,000	85,550
R.H. Donnelley Corp. sr. unsec. unsub. notes 8 7/8s, 2017	50,000	29,250
R.H. Donnelley Corp. sr. unsec. notes 6 7/8s, 2013	70,000	41,300
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	180,000	184,500
Rental Services Corp. company guaranty 9 1/2s, 2014	160,000	130,800
Rite Aid Corp. company guaranty 9 3/8s, 2015	180,000	139,500
Rite Aid Corp. company guaranty 7 1/2s, 2015	105,000	94,238
Rite Aid Corp. sec. notes 8 1/8s, 2010	45,000	43,425
Rite Aid Corp. sec. notes 7 1/2s, 2017	65,000	56,875
Sirius Satellite Radio, Inc. sr. unsec. notes 9 5/8s, 2013	180,000	148,500
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	270,000	176,175
Spectrum Brands, Inc. company guaranty sr. unsec.
sub. notes stepped-coupon 11 1/2s (12, 4/2/08), 2013 †† ‡‡	150,000	120,375
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	290,000	284,925
Universal City Florida Holding Co. sr. unsec.
notes FRN 7.989s, 2010	107,000	102,854
Univision Communications, Inc. 144A company
guaranty unsec. notes 9 3/4s, 2015 ‡‡	120,000	82,800
		8,950,221

Energy (5.2%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	445,000	438,325
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	380,000	324,900
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	240,000	238,200
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	60,000	61,650
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	190,000	195,225
Chesapeake Energy Corp. sr. notes 7s, 2014	250,000	250,625
Complete Production Services, Inc. company
guaranty 8s, 2016 (S)	215,000	206,669
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	395,000	367,350
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	120,000	111,600
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	300,000	297,000

CORPORATE BONDS AND NOTES (38.6%)* continued

	Principal amount	Value

Energy continued
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	$345,000	$348,450
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	14,000	13,685
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	60,000	55,800
Encore Acquisition Co. sr. sub. notes 6s, 2015	213,000	191,168
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	140,000	134,750
Forest Oil Corp. sr. notes 8s, 2011	150,000	156,000
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	365,000	332,150
Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	285,000	285,000
Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 9s, 2016	320,000	320,000
Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	485,000	470,450
Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2014	295,000	295,738
Massey Energy Co. sr. notes 6 5/8s, 2010	330,000	328,350
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	210,000	205,800
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	95,000	100,692
Peabody Energy Corp. company guaranty 7 3/8s, 2016	275,000	284,625
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	155,000	158,100
Petroleum Development Corp. 144A sr. unsec.
notes 12s, 2018	80,000	80,600
Petroplus Finance, Ltd. company guaranty 6 3/4s,
2014 (Bermuda)	80,000	72,600
Petroplus Finance, Ltd. 144A company guaranty 7s,
2017 (Bermuda)	240,000	217,850
Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	75,000	74,813
Plains Exploration & Production Co. company guaranty 7s, 2017	375,000	360,000
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	305,000	317,200
Sabine Pass LNG LP sec. notes 7 1/2s, 2016	100,000	98,000
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s, 2015	345,000	269,100
Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	410,000	380,275
Whiting Petroleum Corp. company guaranty 7s, 2014	365,000	363,175
		8,405,915

Financial (1.7%)
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	105,000	91,088
Finova Group, Inc. notes 7 1/2s, 2009 (In default) †	201,597	32,256
GMAC LLC sr. unsec. unsub. notes 7 3/4s, 2010	555,000	501,824
GMAC LLC sr. unsec. unsub. notes 7s, 2012	75,000	60,795
GMAC LLC sr. unsec. unsub. notes 6 7/8s, 2012	520,000	415,068
GMAC LLC sr. unsec. unsub. notes 6 3/4s, 2014	450,000	338,944
GMAC LLC sr. unsec. unsub. notes FRN 7.324s, 2014	60,000	45,039
GMAC LLC sr. unsec. unsub. notes 5.85s, 2009	315,000	304,016
GMAC LLC sr. unsec. unsub. notes 6 5/8s, 2012	140,000	112,109
HUB International Holdings, Inc. 144A sr. unsec. unsub.
notes 9s, 2014	165,000	130,350

CORPORATE BONDS AND NOTES (38.6%)* continued

	Principal amount	Value

Financial continued
HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	$180,000	$133,200
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	115,000	115,863
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	140,000	134,750
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	160,000	145,400
Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014 (R)	375,000	266,250
USI Holdings Corp. 144A sr. unsec. notes FRN 6.94s, 2014	35,000	27,344
		2,854,296

Health Care (3.9%)
Accellent, Inc. company guaranty 10 1/2s, 2013	320,000	252,800
AMR Holding Co., Inc./EmCare Holding Co., Inc.
sr. sub. notes 10s, 2015	320,000	339,200
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	435,000	426,844
DaVita, Inc. company guaranty 6 5/8s, 2013	285,000	279,300
Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	110,000	104,225
HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡	285,000	294,263
HCA, Inc. sr. unsec. notes 6 3/8s, 2015	65,000	54,275
HCA, Inc. sr. sec. notes 9 1/4s, 2016	600,000	615,000
HCA, Inc. sr. notes 6.95s, 2012	70,000	66,150
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	360,000	300,600
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	355,000	350,563
Omnicare, Inc. company guaranty 6 3/4s, 2013	10,000	8,900
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	30,000	26,250
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	375,000	371,250
Select Medical Corp. company guaranty 7 5/8s, 2015	395,000	323,900
Service Corporation International sr. notes 7s, 2017	65,000	64,513
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	340,000	319,600
Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015	330,000	317,625
Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	60,800
Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	265,000	214,650
Tenet Healthcare Corp. sr. unsec. notes 7 3/8s, 2013	275,000	238,563
Tenet Healthcare Corp. sr. unsec. unsub. notes 6 3/8s, 2011	305,000	273,356
US Oncology, Inc. company guaranty 9s, 2012	250,000	248,750
US Oncology Holdings, Inc. sr. unsec. notes FRN
10.759s, 2012 ‡‡	90,000	69,300
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	325,000	310,375
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	155,000	165,850
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	75,000	75,563
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	50,000	49,750
Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016 (R)	80,000	78,000
		6,300,215

CORPORATE BONDS AND NOTES (38.6%)* continued

	Principal amount	Value

Technology (3.1%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	$345,000	$286,350
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	303,000	254,520
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	364,000	338,520
Avago Technologies Finance company guaranty 11 7/8s,
2015 (Singapore)	115,000	119,313
Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	120,000	126,600
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	85,000	83,088
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	280,000	264,600
Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	205,000	191,675
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	390,000	317,850
Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 9 1/8s, 2014 ‡‡	220,000	167,200
Freescale Semiconductor, Inc. sr. sec. notes 10 1/8s, 2016 (S)	335,000	237,850
Iron Mountain, Inc. company guaranty 8 3/4s, 2018	70,000	73,325
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	240,000	242,400
Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	150,000	112,500
Lucent Technologies, Inc. notes 5 1/2s, 2008	50,000	49,688
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	90,000	71,550
Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)	165,000	155,100
Nortel Networks, Ltd. company guaranty sr. unsec.
notes FRN 8.508s, 2011 (Canada)	180,000	155,700
NXP BV/NXP Funding, LLC company guaranty sr. sec.
notes FRN 7.008s, 2013 (Netherlands)	170,000	137,275
NXP BV/NXP Funding, LLC sec. notes 7 7/8s, 2014
(Netherlands)	275,000	250,250
Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015	330,000	260,700
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	178,000	177,110
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	506,000	509,795
Travelport LLC company guaranty 11 7/8s, 2016	65,000	54,925
Travelport LLC company guaranty 9 7/8s, 2014	190,000	167,200
Xerox Capital Trust I company guaranty 8s, 2027	285,000	289,678
		5,094,762

Utilities & Power (2.5%)
AES Corp. (The) sr. notes 8 7/8s, 2011	22,000	22,935
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	70,000	71,400
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	150,000	156,938
CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	75,319
CMS Energy Corp. sr. notes 7 3/4s, 2010	40,000	42,473
Colorado Interstate Gas Co. debs. 6.85s, 2037	95,000	91,950
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	10,000	10,068
Dynegy-Roseton Danskamme company guaranty Ser. A, 7.27s, 2010	73,035	73,217
Dynegy-Roseton Danskamme company guaranty Ser. B, 7.67s, 2016	125,000	125,000
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	75,000	77,250
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	90,000	92,250

CORPORATE BONDS AND NOTES (38.6%)* continued

	Principal amount	Value

Utilities & Power continued
Edison Mission Energy sr. unsec. notes 7.2s, 2019	$155,000	$151,900
Edison Mission Energy sr. unsec. notes 7s, 2017	110,000	108,075
El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	45,468
Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	280,000	285,600
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	155,000	151,319
Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011	170,000	171,700
Mirant North America, LLC company guaranty 7 3/8s, 2013	235,000	235,881
NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	96,750
NRG Energy, Inc. sr. notes 7 3/8s, 2016	730,000	703,538
Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	125,000	135,625
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	35,000	36,682
Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	195,000	207,359
Teco Finance, Inc. sr. unsec. unsub. notes 7s, 2012	60,000	64,699
Teco Finance, Inc. sr. unsec. unsub. notes 7.2s, 2011	35,000	37,438
Teco Finance, Inc. sr. unsec. unsub. notes 6 3/4s, 2015	10,000	10,266
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	15,000	14,900
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7 1/2s, 2017	40,000	44,355
Texas Competitive Electric Holdings Co., LLC company
guaranty 10 1/4s, 2015	430,000	419,250
Transcontinental Gas Pipeline Corp. sr. unsec. debs. 7 1/4s, 2026	150,000	153,375
Utilicorp United, Inc. sr. unsec. notes 9.95s, 2011	5,000	5,315
Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012	35,000	38,150
Williams Partners LP/ Williams Partners
Finance Corp. sr. unsec. notes 7 1/4s, 2017	75,000	75,563
		4,032,008

Total corporate bonds and notes (cost $68,581,036)		$62,914,050

CONVERTIBLE PREFERRED STOCKS (32.3%)*

	Shares	Value

Basic Materials (3.6%)
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	14,087	$2,077,833
Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd.	79,320	1,655,805
Vale Capital, Ltd. Ser. RIO, $2.75 cv. pfd. (Cayman Islands)	24,600	1,651,275
Vale Capital, Ltd. Ser. RIO P, $2.75 cv. pfd. (Cayman Islands)	7,890	527,644
		5,912,557

Capital Goods (3.4%)
Avery Dennison Corp. $3.938 cv. pfd.	29,880	1,490,098
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	11,295	1,643,423
Owens-Illinois, Inc. $2.375 cv. pfd.	42,070	2,319,109
		5,452,630

Communication Services (2.2%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	30,900	1,267,518
Crown Castle International Corp. $3.125 cum. cv. pfd.	40,895	2,290,120
		3,557,638

CONVERTIBLE PREFERRED STOCKS (32.3%)* continued

	Shares	Value

Consumer Cyclicals (5.2%)
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	28,300	$735,800
Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.	70,000	2,345,000
General Motors Corp. $1.563 cum. cv. pfd.	97,000	1,879,375
Retail Ventures, Inc. $3.312 cv. pfd.	27,400	1,010,375
Six Flags, Inc. $1.813 cum. cv. pfd.	63,200	837,400
Stanley Works (The) FRN 5.125% units cv. pfd.	1,882,000	1,626,989
		8,434,939

Consumer Staples (2.6%)
Bunge, Ltd. 5.125% cum. cv. pfd.	1,740	1,792,200
Newell Financial Trust I $2.625 cum. cv. pfd.	28,800	1,303,200
Universal Corp. 6.75% cv. pfd.	870	1,204,515
		4,299,915

Energy (3.0%)
Chesapeake Energy Corp. $4.50 cum. cv. pfd.	18,400	2,136,700
Edge Petroleum Ser. A, $2.875 cum. cv. pfd.	27,750	855,810
McMoRan Exploration Co. $6.75 cum. cv. pfd.	16,100	1,914,709
		4,907,219

Financial (7.1%)
Alleghany Corp. 5.75% cv. pfd.	3,100	1,020,288
Bank of America Corp. Ser. L, 7.25% cv. pfd.	1,387	1,478,889
Citigroup, Inc. Ser. T, $3.25 cv. pfd.	36,980	1,839,755
Entertainment Properties Trust Ser. C, $1.437 cum. cv. pfd. (R)	64,630	1,284,521
Fannie Mae Ser. 04-1, 5.375% cv. pfd.	16	1,289,796
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. (R)	88,700	1,873,788
Nationwide Health Properties, Inc. $7.75 cv. pfd.	13,800	1,921,650
Washington Mutual, Inc. Ser. R, 7.75% cv. pfd.	985	924,669
		11,633,356

Health Care (1.4%)
Mylan, Inc. 6.50% cv. pfd.	980	877,155
Schering-Plough Corp. 6.00% cum. cv. pfd.	7,100	1,462,600
		2,339,755

Technology (0.9%)
Lucent Technologies Capital Trust I 7.75% cum. cv. pfd.	1,800	1,404,000

Utilities & Power (2.9%)
AES Trust III $3.375 cv. pfd.	27,800	1,323,975
El Paso Energy Capital Trust I $2.375 cv. pfd.	36,050	1,324,838
Entergy Corp. $3.813 cv. pfd.	33,100	2,060,475
		4,709,288

Total convertible preferred stocks (cost $52,772,994)		$52,651,297

CONVERTIBLE BONDS AND NOTES (24.9%)*

	Principal amount	Value

Capital Goods (1.2%)
Alliant Techsystems, Inc. cv. sr. sub. notes 2 3/4s, 2024	$115,000	$158,988
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	270,000	298,350
Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	135,000	119,138
WESCO International, Inc. cv. sr. unsec. company
guaranty debs. 1 3/4s, 2026	1,633,000	1,375,803
		1,952,279

Communication Services (1.7%)
Level 3 Communications, Inc. cv. sr. notes 3 1/2s, 2012	1,700,000	1,241,000
NII Holdings, Inc. cv. unsec. notes 3 1/8s, 2012	1,700,000	1,474,750
		2,715,750

Consumer Cyclicals (2.8%)
Fleetwood Enterprises, Inc. cv. sr. sub. notes 5s, 2023	1,400,000	1,267,000
Pier 1 Imports, Inc. cv. company guaranty 6 3/8s, 2036	130,000	104,975
Pier 1 Imports, Inc. 144A cv. sr. unsub. notes
stepped-coupon 6 3/8s (6 1/8s, 2/15/11), 2036 ††	1,541,000	1,244,358
Rewards Network, Inc. cv. sub. debs. 3 1/4s, 2023	1,300,000	1,209,000
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	900,000	673,875
		4,499,208

Consumer Staples (2.1%)
Chiquita Brands International cv. unsec. sr. notes 4 1/4s, 2016	1,290,000	1,491,563
Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	1,745,000	1,559,594
Sinclair Broadcast Group, Inc. cv. sr. sub. notes
stepped-coupon 4 7/8s (2s, 1/15/11), 2018 ††	420,000	387,975
		3,439,132

Energy (1.5%)
International Coal Group, Inc. 144A cv. company
guaranty 9s, 2012	1,860,000	2,417,485

Financial (5.5%)
BankUnited Financial Corp. cv. sr. notes 3 1/8s, 2034	1,499,000	858,178
Boston Private Financial Holdings, Inc. cv. unsec.
sr. notes 3s, 2027	1,700,000	1,445,000
Charming Shoppes cv. sr. unsec. notes 1 1/8s, 2014	2,060,000	1,400,800
Countrywide Financial Corp. 144A cv. company
guaranty unsec. sr. notes FRN Ser. A, 0.758s, 2037 (S)	1,800,000	1,593,000
General Growth Properties, Inc. 144A cv. sr.
notes 3.98s, 2027	1,800,000	1,431,000
KKR Financial Holdings, LLC 144A cv. sr. unsec.
notes 7s, 2012	1,157,000	989,235
Sunstone Hotel Partnership, LLC 144A cv. company
guaranty 4.6s, 2027 (R)	1,600,000	1,286,365
		9,003,578

CONVERTIBLE BONDS AND NOTES (24.9%)* continued

	Principal amount	Value

Health Care (2.1%)
CV Therapeutics, Inc. cv. sub. notes 3 1/4s, 2013	$1,650,000	$1,245,750
EPIX Medical, Inc. cv. sr. notes 3s, 2024	1,470,000	984,900
Omnicare, Inc. cv. debs. Ser. OCR, 3 1/4s, 2035	1,663,000	1,134,998
		3,365,648

Technology (6.6%)
Acquicor Technology, Inc. 144A cv. notes 8s, 2011	532,000	399,000
Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	1,900,000	1,508,125
Borland Software Corp. 144A cv. sr. notes 2 3/4s, 2012	1,310,000	877,700
Cray, Inc. cv. sr. sub. notes 3s, 2024	1,300,000	1,124,500
Credence Systems Corp. cv. sub. notes 1 1/2s, 2008	1,200,000	1,185,000
LSI Logic Corp. cv. sub. notes 4s, 2010	1,012,000	972,785
Mentor Graphics Corp. cv. sub. notes FRN 4.795s, 2023	1,400,000	1,411,340
RF Micro Devices, Inc. cv. unsec. sub notes 1s, 2014	1,370,000	935,025
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	200,000	161,500
Safeguard Scientifics, Inc. 144A cv. sr. notes 2 5/8s, 2024	2,800,000	2,261,000
		10,835,975

Transportation (1.4%)
ExpressJet Holdings, Inc. cv. company
guaranty 4 1/4s, 2023	950,000	916,750
JetBlue Airways Corp. cv. sr. bonds 3 1/2s, 2033	1,450,000	1,413,750
		2,330,500

Total convertible bonds and notes (cost $41,538,527)		$40,559,555

UNITS (1.2%)*

	Units	Value

Elf Special Financing, Ltd. 144A cv. units FRN
Ser. B, 5.341s, 2009 (Cayman Islands)	7	$681,730
Hercules, Inc. cv. units 6 1/2s, 2009	1,540	1,309,000

Total units (cost $1,935,095)		$1,990,730

COMMON STOCKS (0.6%)*

	Shares	Value

AboveNet, Inc. †	43	$3,139
Adelphia Recovery Trust (Ser. ACC-1) †	248,982	17,429
Bohai Bay Litigation, LLC (Units) (F)	406	5,747
Cinemark Holdings, Inc.	7,000	101,080
Contifinancial Corp. Liquidating Trust Units † (F)	585,159	59
Del Monte Foods Co.	5,600	50,288
El Paso Corp.	7,000	114,100
Jarden Corp. † (S)	3,570	86,001
Mediq, Inc. † (F)	294	179
NRG Energy, Inc. †	2,750	113,493

COMMON STOCKS (0.6%)* continued

				Shares	Value

Pinnacle Entertainment , Inc. †				4,700	$73,602
Qwest Communications International, Inc.				13,125	70,875
United Rentals, Inc. †				3,700	74,370
Williams Cos., Inc. (The)				5,420	195,228
XCL Warranty Escrow (F)				406	28,986

Total common stocks (cost $1,410,428)					$934,576

SENIOR LOANS (0.3%)* (c)

			Principal amount		Value

GateHouse Media, Inc. bank term loan FRN Ser. B, 7.07s, 2014				$91,033	$64,451
GateHouse Media, Inc. bank term loan FRN Ser. DD, 6 1/2s, 2014				33,967	24,049
Sandridge Energy bank term loan FRN 8 5/8s, 2015				315,000	303,975
Sandridge Energy bank term loan FRN 8.354s, 2014				75,000	67,875

Total senior loans (cost $505,526)					$460,350

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)* (cost $132,215)

			Principal amount		Value

Argentina (Republic of ) sr. unsec. unsub. bonds FRB 3.092s, 2012 $				140,625	$123,169

WARRANTS (—%)* †

	Expiration		Strike
	date		price	Warrants	Value

AboveNet, Inc.	9/8/10		$24.00	20	$1,000
AboveNet, Inc.	9/8/08		20.00	17	935
New ASAT Finance, Ltd.
(Cayman Islands) (F)	2/1/11		0.01	23,400	543
Odyssey Investment Partners 144A (F)	6/15/09		0.01	270	1,337
Smurfit Kappa Group PLC 144A (Ireland)	10/1/13	EUR	0.01	119	8,798

Total warrants (cost $10,328)					$12,613

SHORT-TERM INVESTMENTS (2.8%)*

				Principal amount/shares	Value

Putnam Prime Money Market Fund (e)				2,806,739	$2,806,739
Short-term investments held as collateral for loaned
securities with yields ranging from 2.80% to 4.48%
and due dates ranging from March 3, 2008 to
April 25, 2008 (d)				$1,746,188	1,743,695

Total short-term investments (cost $4,550,434)					$4,550,434

TOTAL INVESTMENTS

Total investments (cost $171,436,583)					$164,196,774

Key to holding’s currency abbreviations

EUR Euro

USD / $ United States Dollar

  * Percentages indicated are based on net assets of $162,840,913.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 29, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at February 29, 2008.

At February 29, 2008, liquid assets totaling $3,190,699 have been designated as collateral for open swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 29, 2008.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO SELL at 2/29/08 (aggregate face value $680,238) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Euro	$699,936	$680,238	3/19/08	$(19,698)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/08 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$—	$45,000	12/20/08	550 bp	$ (6,603)

Nalco, Co.
7.75%,11/15/11	—	45,000	9/20/12	350 bp	(1,879)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	45,000	12/20/08	825 bp	(5,375)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	45,000	12/20/08	725 bp	(5,919)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	45,000	12/20/08	800 bp	(5,627)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	120,000	9/20/12	495 bp	(18,001)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	$ —	$ 60,000	6/20/09	165 bp	$ (4,936)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	80,000	6/20/17	297 bp	(10,722)

Deutsche Bank AG
Nalco, Co. 7.75%,
11/15/11	—	35,000	12/20/12	363 bp	(1,418)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	108,000 (F)	(a)	2.461%	(19,165)

General Motors Corp.,
7 1/8%, 7/15/13	—	175,000	9/20/08	620 bp	2,392

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/08	620 bp	478

Lehman Brothers Special Financing, Inc.
Community Health
Systems, 8 7/8%, 7/15/15	—	143,000	12/20/12	360 bp	(11,615)

Jefferson Smurfit Corp,
7 1/2%, 6/1/13	—	20,000	3/20/13	645 bp	(176)

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	100,000	9/20/12	395 bp	(4,472)

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	120,000	9/20/08	500 bp	559

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	80,000	6/20/17	295 bp	(11,534)

Morgan Stanley Capital Services, Inc.
Aramark Services, Inc.,
8.5%, 2/1/15	—	135,000	12/20/12	355 bp	(10,963)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	80,000	6/20/12	225 bp	(7,067)

Jefferson Smurfit Corp,
7.5%, 6/1/13	—	70,000	9/20/12	445 bp	(5,270)

Nalco, Co. 7.75%,
11/15/11	—	55,000	3/20/13	460 bp	(312)

Nalco, Co. 7.75%,
11/15/11	—	45,000	9/20/12	330 bp	(2,237)

Total					$(129,862)

  * Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/08 (Unaudited)

ASSETS

Investment in securities, at value, including $1,697,160 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $168,629,844)	$161,390,035
Affiliated issuers (identified cost $2,806,739) (Note 5)	2,806,739

Cash	1,694

Dividends, interest and other receivables	1,994,093

Receivable for securities sold	30,658

Unrealized appreciation on open swap contracts (Note 1)	3,429

Total assets	166,226,648

LIABILITIES

Distributions payable to shareholders	852,172

Payable for securities purchased	56,193

Payable for shares of the fund repurchased (Note 4)	103,470

Payable for compensation of Manager (Notes 2 and 5)	282,505

Payable for investor servicing fees (Note 2)	6,978

Payable for custodian fees (Note 2)	4,147

Payable for Trustee compensation and expenses (Note 2)	89,165

Payable for administrative services (Note 2)	2,562

Payable for open forward currency contracts (Note 1)	19,698

Unrealized depreciation on open swap contracts (Note 1)	133,291

Collateral on securities loaned, at value (Note 1)	1,743,695

Other accrued expenses	91,859

Total liabilities	3,385,735

Net assets	$162,840,913

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$186,101,900

Undistributed net investment income (Note 1)	992,040

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(16,863,656)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(7,389,371)

Total — Representing net assets applicable to capital shares outstanding	$162,840,913

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($162,840,913 divided by 18,734,364 shares)	$8.69

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/08 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $715) (including interest income of $65,059
from investments in affiliated issuers) (Note 5)	$ 4,276,099

Dividends	1,838,271

Securities lending	13,216

Total investment income	6,127,586

EXPENSES

Compensation of Manager (Note 2)	595,172

Investor servicing fees (Note 2)	42,641

Custodian fees (Note 2)	7,269

Trustee compensation and expenses (Note 2)	14,312

Administrative services (Note 2)	6,464

Auditing	54,023

Other	90,154

Fees waived and reimbursed by Manager (Note 5)	(1,035)

Total expenses	809,000

Expense reduction (Note 2)	(4,045)

Net expenses	804,955

Net investment income	5,322,631

Net realized loss on investments (Notes 1 and 3)	(208,501)

Net realized gain on swap contracts (Note 1)	128,285

Net realized loss on foreign currency transactions (Note 1)	(77,078)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(3,686)

Net unrealized depreciation of investments
and swap contracts during the period	(9,047,102)

Net loss on investments	(9,208,082)

Net decrease in net assets resulting from operations	$(3,885,451)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

Six months ended		Year ended
	2/29/08*	8/31/07

Operations:
Net investment income	$ 5,322,631	$ 11,713,161

Net realized gain (loss) on investments
and foreign currency transactions	(157,294)	9,511,710

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(9,050,788)	(2,290,270)

Net increase (decrease) in net assets resulting from operations	(3,885,451)	18,934,601

Distributions to shareholders (Note 1):

From ordinary income

Net investment income	(5,226,928)	(11,667,047)

Decrease from capital shares repurchased (Note 4)	(4,035,481)	(21,860,569)

Total decrease in net assets	(13,147,860)	(14,593,015)

NET ASSETS

Beginning of period	175,988,773	190,581,788

End of period (including undistributed net investment
income of $992,040 and $896,337, respectively)	$162,840,913	$175,988,773

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	19,235,900	21,616,241

Shares repurchased (Note 4)	(501,536)	(2,378,016)

Retirement of shares held by the fund (Note 4)	—	(2,325)

Shares outstanding at end of period	18,734,364	19,235,900

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended**				Year ended
	2/29/08	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Net asset value,
beginning of period	$9.15	$8.82	$8.69	$8.37	$7.73	$6.56

Investment operations:
Net investment income (loss) (a)	.28(d)	.55(d)	.54(d)	.52(d,f )	.57(d)	.58

Net realized and unrealized
gain (loss) on investments	(.49)	.30	.06	.36	.63	1.15

Total from
investment operations	(.21)	.85	.60	.88	1.20	1.73

Less distributions:
From net investment income	(.28)	(.55)	(.53)	(.56)	(.56)	(.56)

Total distributions	(.28)	(.55)	(.53)	(.56)	(.56)	(.56)

Increase from repurchase
of shares	.03	.03	.04	—	—	—

Increase from payments
by affiliates	—	—	.02(e)	—	—	—

Net asset value,
end of period	$8.69	$9.15	$8.82	$8.69	$8.37	$7.73

Market price,
end of period	$7.82	$8.24	$7.87	$7.80	$7.62	$7.31

Total return at
market price (%)(b)	(1.79)*	11.64	8.05	9.89	12.06	24.73

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$162,841	$175,989	$190,582	$195,644	$115,776	$106,934

Ratio of expenses to
average net assets (%)(c)	.47*(d)	.96(d)	1.05(d)	1.06(d)	1.09(d)	1.13

Ratio of net investment income
(loss) to average net assets (%)	3.10*(d)	5.96(d)	6.18(d)	6.13(d,f )	6.88(d)	8.20
Portfolio turnover (%)	25.46*	44.22	47.76	46.13	61.92	69.94

  * Not annualized.

** Unaudited.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended February 29, 2008, August 31, 2007, August 31, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 5).

(e) Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24% .

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/08 (Unaudited)

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 29, 2008, the value of securities loaned amounted to $1,697,160. The fund received cash collateral of $1,743,695 which is pooled with collateral of other Putnam funds into 53 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2007, the fund had a capital loss carryover of $16,686,575 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$3,039,504	August 31, 2009

6,606,338	August 31, 2010

7,040,733	August 31, 2011

The aggregate identified cost on a tax basis is $171,278,821, resulting in gross unrealized appreciation and depreciation of $7,933,360 and $15,015,407, respectively, or net unrealized depreciation of $7,082,047.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended February 29, 2008, the fund incurred $43,386 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended February 29, 2008, the fund’s expenses were reduced by $2,393 under the expense offset arrangements and by $1,652 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $293, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended February 29, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $42,643,480 and $43,570,673, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Shares repurchased

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended February 29, 2008, the fund repurchased 501,536 common shares for an aggregate purchase price of $4,035,481, which reflects a weighted-average discount from net asset value per share of 11.1% .

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 29, 2008, management fees paid were reduced by $1,035 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $65,059 for the period ended February 29, 2008. During the period ended February 29, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $26,177,051 and $29,613,418, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting results (unaudited)

January 31, 2008 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	17,023,608	486,169

Charles B. Curtis	17,019,706	490,071

Robert J. Darretta	16,993,045	516,732

Myra R. Drucker	17,008,382	501,395

Charles E. Haldeman, Jr.	17,012,027	497,750

John A. Hill	17,016,454	493,323

Paul L. Joskow	17,011,501	498,276

Elizabeth T. Kennan	16,989,866	519,911

Kenneth R. Leibler	17,002,573	507,204

Robert E. Patterson	17,019,161	490,616

George Putnam, III	17,018,041	491,736

W. Thomas Stephens*	16,997,011	512,766

Richard B. Worley	17,002,647	507,130

All tabulations are rounded to the nearest whole number.

* Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 14, 2008.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Francis J. McNamara, III
Putnam Investments Limited	Charles E. Haldeman, Jr.	Vice President and
57–59 St James’s Street	President	Chief Legal Officer
London, England SW1A 1LD
	Charles E. Porter	Robert R. Leveille
Marketing Services	Executive Vice President,	Vice President and
Putnam Retail Management	Principal Executive Officer,	Chief Compliance Officer
One Post Office Square	Associate Treasurer and
Boston, MA 02109	Compliance Liaison	Mark C. Trenchard
Vice President and
Custodian	Jonathan S. Horwitz	BSA Compliance Officer
State Street Bank and	Senior Vice President
Trust Company	and Treasurer	Judith Cohen
Vice President, Clerk and
Legal Counsel	Steven D. Krichmar	Assistant Treasurer
Ropes & Gray LLP	Vice President and
	Principal Financial Officer	Wanda M. McManus
Trustees		Vice President, Senior Associate
John A. Hill, Chairman	Janet C. Smith	Treasurer and Assistant Clerk
Jameson Adkins Baxter,	Vice President, Principal
Vice Chairman	Accounting Officer and	Nancy E. Florek
Charles B. Curtis	Assistant Treasurer	Vice President, Assistant Clerk,
Robert J. Darretta		Assistant Treasurer and
Myra R. Drucker	Susan G. Malloy	Proxy Manager
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA710 250065 4/08

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee:

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies:

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 -
September 30,
2007	89,831	$8.36	89,831	1,035,495

October 1 -	-	-	-	1,035,495

October 5,
2007

October 6 -
October 31,
2007	102,718	$8.34	102,718	1,811,889

November 1 -
November 30,
2007	95,836	$7.92	95,836	1,716,053

December 1 -
December 31,
2007	83,416	$7.88	83,416	1,632,637

January 1 -
January 31,
2008	50,113	$7.80	50,113	1,582,524

February 1 -
February 28,
2008	79,622	$7.79	79,622	1,502,902

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,125,978 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,251,955 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 1,914,607 shares through October 7, 2008.

**Information prior to October 6, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 6, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2008
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2008